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                                                                EXHIBIT 10.148



THE OPTION REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND THUS MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAW OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.







              OPTION TO PURCHASE 400,000 SHARES OF COMMON STOCK OF
                      POLLUTION RESEARCH AND CONTROL CORP.

                                FROM JUNE 4, 1997
          VOID AFTER 5:00 P.M., LOS ANGELES TIME, ON NOVEMBER 4, 1999



         This certifies that Fenway Advisory Group, or registered assigns, is entitled, subject to the terms set forth below, to purchase from Pollution Research and Control Corp., a California corporation (the "Company"), the above number of fully paid and nonassessable shares of Common Stock of the Company ("Common Stock") at a purchase price of $1.12 per share ("Purchase Price").


         This Option is exercisable from June 4, 1997 to and including 5:00 p.m., Los Angeles time, on November 4, 1999.

Registered Owner:                   Fenway Advisory Group

Purchase Price:                     $1.12 per share





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                                OPTION AGREEMENT


                  WHEREAS, PRCC desires to provide Optionee an opportunity to purchase shares of its common stock, no par value (the "Common Stock"), as hereinafter provided, in order to carry out the purpose of that certain Consulting Agreement (the "Consulting Agreement") dated November 19, 1996, between PRCC and Optionee, a copy of which is attached hereto and incorporated herein.

                  WHEREAS, PRCC is willing to grant Optionee an option to purchase up to an aggregate of 400,000 shares of the no par value common stock (the "Common Stock") of PRCC under the terms and conditions set forth below and in the Consulting Agreement.

                  NOW, THEREFORE, the parties agree as follows:

                  1. GRANT OF OPTION. PRCC hereby grants to Optionee, pursuant to the Consulting Agreement, the right and option (the "Option") to purchase on the terms and conditions set forth herein and in the Consulting Agreement all or any part of up to an aggregate of 400,000 shares of Common Stock (the "Option Shares").

                  2. OPTION PRICE. At any time when shares of Common Stock are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $1.12 (the ""Option Price"), and for purposes of record, the bid price of the Company's stock on this date was $1.00.

                  3. OPTION PERIOD. The option period (the "Option Period") shall commence on June 4, 1997 (the "Date of Grant") and shall terminate at 5:00 p.m., Los Angeles time, on November 4, 1997.

                  4. EXERCISE OF OPTION. The Option may be exercised in whole or in part at any time during the Option Period by delivering to the Chief Financial Officer of PRCC (a) a Notice and Agreement of Exercise of Option, substantially in the form attached hereto as Exhibit "A," specifying the number of Option Shares with respect to which the Option is exercised, and (b) full payment of the Option Price for such Shares.





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                  5. SECURITIES LAWS REQUIREMENTS. The Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and no Option Shares may be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and any other applicable federal and state securities laws. Additionally, the Option and the Option Shares have not been qualified under the California Corporate Securities Law of 1968, as amended (the "California Law"). Except as provided in Section
11. below, PRCC has no obligation to register the Option Shares under the Act or qualify the Option Shares under the California Law. Optionee acknowledges that it is aware that Rule 144 of the General Rules and Regulations under the Act ("Rule 144") affords a limited exemption from registration for the public resale of registered securities and under the terms of Rule 144 as currently in effect, the Shares received by Optionee may be sold to the public without registration only after a period of two (2) years has elapsed from the exercise date of the Option and then only in compliance with all other requirements of Rule 144 and the Act. Optionee hereby acknowledges, represents, warrants and agrees as follows:

                           (a) That the Option and the Option Shares are not
registered under the Act or qualified under the California Law, and the Option Shares shall be acquired solely for the account of Optionee for investment purposes only and with no view to their resale or other distribution of any kind;

                           (b) Neither the Option nor any Option Share shall be
sold or otherwise distributed in violation of the Act, the California Law or any other applicable federal or state securities law;

                           (c) Its overall commitment to investments that are
not readily marketable is not disproportionate to its net worth, and its investment in PRCC will not cause such overall commitment to become excessive;

                           (d) It has the financial ability to bear the economic
risk of its investment, has adequate means of providing for its current needs and contingencies, and has no need for liquidity in its investment in PRCC;

                           (e) Optionee, or its officers, directors of
controlling persons either: (i) has a preexisting personal or business relationship with PRCC, or its officers, directors or controlling persons, or
(ii) has evaluated the business of PRCC and the high risks of investing in PRCC, the





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competitive nature of the business in which PRCC is engaged, and has the business or financial experience or has business or financial advisors who are unaffiliated with, and not compensated by, PRCC and protect its interests in connection with the transaction;

                           (f) Optionee has been given the opportunity to review
all books, records and documents of PRCC and to ask questions and receive answers from PRCC concerning PRCC's business, to obtain additional information necessary to verify the accuracy of the information it has desired in order to evaluate its investment, and to consult with such attorneys, accountants and other advisors as it has desired;

                           (g) Its residence set forth below is its true and
correct residence, and it has no present intention of becoming a resident or domiciliary of any other state or jurisdiction;

                           (h) In making the decision to accept the Option
and/or purchase the Option Shares, Optionee has relied solely upon independent investigations made by it or on its behalf;

                           (i) No federal or state agency has made any finding
or determination as to the fairness of an investment in PRCC; and

                           (j) Optionee understands that all the representations
and warranties made by it herein, and all information furnished by it to PRCC, are true, correct and complete in all respects.

                  6. Optionee hereby acknowledges that it understands the meaning and legal consequences of the representations, warranties and covenants contained herein and that PRCC has relied on the representations made by Optionee in paragraph 5 hereof in granting this Option, and Optionee agrees to indemnify and hold harmless PRCC and its officers, directors, controlling persons, attorneys, agents and employees from and against any and all loss, damage or liability, together with all costs and expenses (including attorneys' fees and disbursements) which any of them may incur by reason of any breach and any representation, warranty, covenant or agreement contained herein. All representations, warranties, covenants and agreements, and the indemnification contained herein shall survive the grant of the Option and the issuance of the Option Shares by PRCC.

                           7. LEGEND OF CERTIFICATES. All Option Shares issued
pursuant to this Agreement shall be subject to the provisions of this Agreement and the Consulting Agreement and





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the certificates representing such Option Shares shall bear the following legend or language substantially equivalent thereto:


            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

                  8. TRANSFERABILITY OF OPTION. The Option shall not be transferable except by the laws of descent and distribution and any attempt to do so shall void the Option.

                  9. ADJUSTMENT. The Option Price and the number and kind of Option Shares shall be subject to corresponding adjustment in the event of any change in the Common Stock by reason of any reclassification, recapitalization, split-up, combination, exchange of shares, readjustment or stock dividend, in like manner as if such Option Shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

                  10. PRIVILEGE OF OWNERSHIP. Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such Option Shares shall be delivered to it upon one (1) or more exercises of the Option.

                  11. REGISTRATION RIGHTS. In the event, during the period commencing on the date hereof and expiring two years from the last date of the issuance of any Option Shares upon the exercise of the Option by the Optionee, PRCC shall register any primary or secondary offering of any debt or equity security issued or to be issued by it pursuant to a registration statement under the Securities Act of 1933, as amended, pursuant to which the Option Shares can be registered, the Company shall in each such event notify Optionee in writing not less than thirty (30) days prior to filing such registration statement with the Commission, and the Optionee shall have the right to register all of the Option Shares therewith by notifying PRCC in writing, within fifteen (15) days of





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receipt of PRCC's notice, requesting registration of the Option Shares and setting forth the intended method of distribution and such other data or information as PRCC or its counsel reasonably shall require. Such registration shall be without cost to Optionee except for sales commissions and related fees and/or transfer taxes incurred if the Option Shares are subsequently sold.

                  12. NOTICES. Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to have been given upon personal delivery or two (2) business days after mailing the notice by postage, registered or certified mail. Such notice shall be addressed to the party to be notified as shown below:

                  PRCC:                     POLLUTION RESEARCH AND CONTROL CORP.
                                            506 Paula Avenue
                                            Glendale, CA  91201
                                            Attn: President

                  OPTIONEE:                 Fenway Advisory Group
                                            c/o Neil C. Sullivan
                                            1901 Avenue of the Stars
                                            Twentieth Floor
                                            Los Angeles, CA 90067


                  Any party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

                  13. GENERAL PROVISIONS. This Agreement:

                           (a) Contains the entire agreement between PRCC and
Optionee regarding options of PRCC granted to Optionee pursuant to the Consulting Agreement, and supersedes all prior communications, oral or written;

                           (b) Shall not be construed to give Optionee any
rights as to PRCC or the Common Stock, except as specifically provided herein;

                           (c) May not be amended nor may any rights hereunder
be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver;

                           (d) Shall be construed in accordance with, and
governed by, the laws of the State of California; and




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                           (e) Shall be binding upon and shall inure to the
benefit of PRCC and Optionee, and their respective successors and assigns, except that Optionee shall not have the right to assign or otherwise transfer his rights hereunder to any person.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         PRCC:

                                         POLLUTION RESEARCH AND CONTROL
                                         CORP., a California corporation

                                         By:    /s/ Albert E. Gosselin
                                            ------------------------------------
                                         Albert E. Gosselin, Jr.,
                                         President and Chief Executive Officer

                                         OPTIONEE:


                                         /s/ Neil C. Sullivan
                                         ---------------------------------------
                                         Fenway Advisory Group,
                                         By: Neil C. Sullivan, President





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                                    EXHIBIT A


                     To Pollution Research and Control Corp.

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION


                  I hereby exercise the Option granted to me by POLLUTION RESEARCH AND CONTROL CORP., a California corporation ("PRCC"), dated as of _______________________________ as to ___________________________ shares of
PRCC's no par value Common Stock.

                  Enclosed are the documents and payment specified in Paragraph 4 of my Agreement regarding the Option.


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